Statement of Additional Information (SAI) Supplement American Century Investment Trust (SAI dated August 1, 2018)
Supplement dated October 10, 2018

The following changes are effective October 31, 2018:

G. David MacEwen, Co-Chief Investment Officer, CIO, Global Fixed Income, has announced his plans to retire on December 31, 2018. As a result, he will no longer serve as a portfolio manager for funds effective October 31, 2018.

The following entry is added to the Accounts Managed chart under Portfolio Managers on page 48 of the statement of additional information.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Charles Tan(1)	Number of Accounts	7	1	0
	Assets	$12.6 billion(2)	$976.5 million	N/A

[1]	Information provided as of October 4, 2018.

[2]	Includes $141.5 million in Core Plus, $4.5 billion in Diversified Bond, $2.8 billion in NT Diversified Bond and $396.3 million in Short Duration.

The following is added as the last sentence to the first paragraph under Ownership of Securities on page 51 of the statement of additional information.
As of October 4, 2018, Charles Tan did not beneficially own shares of Core Plus, Diversified Bond, NT Diversified Bond or Short Duration.

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